Payables and Other Current Liabilities	12 Months Ended
Dec. 31, 2020
Subclassifications of assets, liabilities and equities [abstract]
Payables and other current liabilities	Payables and other current liabilities
The composition of “Payables and other current liabilities” at December 31, 2020 and December 31, 2019 is as follows:

Millions of euros	12/31/2020	12/31/2019
Payables	9,626	13,307
Trade payables	5,913	8,095
Payables to suppliers of property, plant and equipment	2,428	3,019
Payables for spectrum acquisition	178	196
Other payables	881	1,081
Dividends pending payment	215	282
Associates and joint ventures payables (Note 10)	11	634
Other current liabilities	1,286	1,596
Contract liabilities (Note 23)	976	1,283
Deferred revenue	93	120
Advances received	217	193
Total	10,912	14,903
Payables and other current liabilities of Telefónica United Kingdom are registered in "Liabilities associated with non-current assets and disposal groups held for sale" of the statement of financial position at December 31, 2020 (see Notes 2 and 30).

At December 31, 2020, “Payables for spectrum acquisition” included the debt maturing within twelve months corresponding to the spectrum acquisition of Telefónica Germany in 2019 (see Note 21), amounting to 107 million euros (86 million euros at December 31, 2019). In addition, this section includes the deferred portion of the current pending payment for acquiring the spectrum in Mexico in 2010, for an equivalent of 34 million euros (64 million euros at December 31, 2019, see Notes 2 and 21).

“Deferred revenue” include grants amounting to 13 million euros at December 31, 2020 (15 million euros at December 31, 2019).
The composition of current "Other payables" at December 31, 2020 and December 31, 2019 is as follows:

Millions of euros	12/31/2020	12/31/2019
Accrued employee benefits	465	603
Other non-financial non-trade payables	416	478
Total	881	1,081

Information on average payment period to suppliers. Third additional provision, “Information requirement” of Law 15/2010 of July 5.
In accordance with the aforementioned Law, the following information corresponding to the Spanish companies of the Telefónica Group is disclosed:

	2020	2019
Number of days
Weighted average maturity period	53	53
Ratio of payments	55	55
Ratio of outstanding invoices	40	38
Millions of euros
Total payments	7,311	7,337
Outstanding invoices	1,164	1,152
The Telefónica Group’s Spanish companies adapted their internal processes and payment schedules to the provisions of Law 15/2010 (amended by Law 31/2014) and Royal Decree-Law 4/2013, amending Law 3/2004, which establishes measures against late payment in commercial transactions. Engagement conditions with commercial suppliers in 2020 included payment periods of up to 60 days, according to the terms agreed between the parties.
For efficiency purposes and in line with general business practices, Telefónica Group companies in Spain have agreed payment schedules with suppliers, whereby most of the payments are made on set days of each month. Invoices falling due between two payment days are settled on the following payment date in the schedule.
Payments to Spanish suppliers in 2020 surpassing the established legal limit were the result of circumstances or incidents beyond the payment policies, mainly the delay in issuing invoices (legal obligation of the supplier), the closing of agreements with suppliers over the delivery of goods or rendering of services, or occasional processing issues.
The average payment period to suppliers of the Telefónica Group’s companies in Spain in 2020, calculated in accordance with the only additional provision of the Resolution of the Instituto de Contabilidad y Auditoría de Cuentas (Spanish Accounting and Audit Institute) of January 29, 2016, amounted to 53 days (53 days in 2019).